CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE SHORT TERM EMERGING MARKETS DEBT FUND

Class Y (CNRGX)

Supplement dated November 12, 2021, to the

Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated January 31, 2021,
and each amended and restated October 15, 2021

The Board of Trustees of City National Rochdale Funds has approved a Plan of Liquidation for the City National Rochdale Short Term Emerging Markets Debt Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, effective immediately the Fund is closed to all new investment by existing shareholders (other than systematic investments and reinvestment of dividends), and no new Fund accounts may be opened. Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about November 17, 2021 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, City National Rochdale, LLC, the Fund’s adviser, or GML Capital LLP, the Fund’s sub-adviser, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-889-0799 if you have any questions or need assistance.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.